SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 6, 2000
                                                         ----------------



                              GERALD STEVENS, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)



        Florida                      0-05531                 65-0971499
   ----------------           ----------------------         ---------------
   (State or other             (Commission File              (IRS Employer
   jurisdiction of                Number)                    Identification No.)
   incorporation)



              P.O. Box 350526, Fort Lauderdale, Florida 33335-0526
              ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code: 954/627-1000

Item 5.  Other Events.
         ------------

         On November 6, 2000, we entered into Amendment Agreement No. 3 to Amended and Restated Credit Agreement with Bank of America, N.A. The amendment provides a new $7 million working capital line of credit through February 28, 2001 to fund seasonal cash requirements. The amendment also eliminates scheduled commitment reductions to our existing $36 million revolving credit commitment until June 30, 2002 and relaxes certain financial covenants.

         In connection with the amendment, we issued warrants for 10% of our common stock on a diluted basis at $.01 per share. If we repay all borrowings under the credit agreement prior to June 30, 2001, 75% of the warrants will terminate, and if we repay all borrowings prior to December 31, 2001, 50% of the warrants will terminate. Pursuant to a participation agreement, three members of management will participate in $1 million of the working capital line and will receive a proportionate share of the warrants.

         The amendment, the warrants and the participation agreement are attached as exhibits to this Report and are incorporated herein by reference.

         On November 6, 2000, our board of directors voted to effect a 1-for-5 reverse stock split. The reverse stock split will have a record date of November 14, 2000 and an effective date of November 28, 2000. Any fractional interest in a share of common stock resulting from the stock split will be treated as a whole for purposes of this stock split. With completion of the stock split, the number of shares outstanding will be approximately 9,840,000.

         Our November 7, 2000 press release announcing the amendment to the credit agreement and the reverse stock split is also attached as an exhibit to this Report and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

     Exhibit No.            Description
     -----------            -----------

         4.1 Amendment Agreement No. 3 to Amended and Restated Credit Agreement, dated as of November 6, 2000

         4.2 Warrant Certificate No. 1 issued to Bank of America, N.A. on November 6, 2000

         4.3 Warrant Certificate No. 2 issued to Steven R. Berrard on November 6, 2000

         4.4      Warrant Certificate No. 3 issued to John G. Hall on November
                  6, 2000

         4.5 Warrant Certificate No. 4 issued to Thomas W. Hawkins on November 6, 2000

         4.6 Participation Agreement, dated November 6, 2000, among Bank of America, N.A., Steven R. Berrard, John G. Hall and Thomas W. Hawkins

         99.1     Press Release dated November 7, 2000

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

                                                GERALD STEVENS, INC.
                                         ---------------------------------
                                                 (Registrant)



                                         By /s/ WAYNE MOOR
                                            ----------------------
                                                Wayne Moor
                                                Senior Vice President and
                                                Chief Financial Officer

Dated: November 8, 2000

                              GERALD STEVENS, INC.

                           Current Report on Form 8-K

                                  Exhibit Index
                                  -------------

Exhibit No.               Description

4.1 Amendment Agreement No. 3 to Amended and Restated Credit Agreement, dated as of November 6, 2000

4.2      Warrant Certificate No. 1 issued to Bank of America, N.A. on November
         6, 2000

4.3      Warrant Certificate No. 2 issued to Steven R. Berrard on November 6,
         2000

4.4      Warrant Certificate No. 3 issued to John G. Hall on November 6, 2000

4.5      Warrant Certificate No. 4 issued to Thomas W. Hawkins on November 6,
         2000

4.6 Participation Agreement, dated November 6, 2000, among Bank of America, N.A., Steven R. Berrard, John G. Hall and Thomas W. Hawkins

99.1     Press Release dated November 7, 2000